UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2011

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Compensatory Arrangements of Certain Officers.

At a meeting held on April 5, 2011, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

 Approval of Fiscal 2012 Base Salaries

The Committee set annual base salaries, for the fiscal year ending February 29, 2012 (“Fiscal 2012”), for the Company’s Executive Officers.  The following table sets forth the annual base salary levels for Fiscal 2012 of those Executive Officers identified below:

Name and Position	Fiscal 2012 Base Salary
Richard Sands, Chairman of the Board	$1,136,329
Robert Sands, President and Chief Executive Officer	$1,158,976
Robert Ryder, Executive Vice President and Chief Financial Officer	$568,396
W. Keith Wilson, Executive Vice President and Chief Human Resources and Administrative Officer	$518,780
Thomas J. Mullin, Executive Vice President and General Counsel	$510,583

Fiscal 2011 Incentive Awards

The Committee determined the amount to be paid in annual incentive awards under the Company’s Annual Management Incentive Plan (the “AMIP”) in accordance with its 2011 Fiscal Year Award Program for Executive Officers (the “2011 Program”).  The following table sets forth the cash payments to those Executive Officers identified below with respect to their annual incentive awards under the 2011 Program:

Name	Award
Richard Sands	$2,639,919
Robert Sands	$2,624,397
Robert Ryder	$750,798
W. Keith Wilson	$685,260
Thomas J. Mullin	$674,433

Performance Share Unit Vesting

The Committee certified the achievement of earnings per share performance satisfactory for April 2010 Performance Share Unit recipients to earn the “Interim Award” set forth therein.  The Interim Award is equal to 50% of the target award and will vest, if the recipient remains in continuous employment with the Company until May 1, 2011.  On that date Executive Officers would earn the respective amount of the Company’s Class A Common Stock as constitutes each individual’s Interim Award pursuant his respective Performance Share Unit Agreement.  The following table sets forth the amounts of the Company’s Class A Common Stock to be earned on May 1, 2011 by those Executive Officers identified below as each individual’s Interim Award:

Name	Interim Award
Robert Sands	33,915
Robert Ryder	9,980
W. Keith Wilson	9,110
Thomas J. Mullin	8,965

Stock Option Awards

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including its Executive Officers, subject to the Terms and Conditions Memorandum with respect to the Stock Plan, the form of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.  The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Stock Options (1)	Exercise Price Per Share (2)
Richard Sands	435,780	$ 20.60
Robert Sands	274,000	$ 20.60
Robert Ryder	101,270	$ 20.60
W. Keith Wilson	92,430	$ 20.60
Thomas J. Mullin	90,970	$ 20.60

______________________________
(1)  Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment.  One-fourth of the options become exercisable on each of the following anniversary dates: April 5, 2012, April 5, 2013, April 5, 2014 and April 5, 2015 provided that the option holder remains employed on that date.  The options can vest at an earlier date upon the Retirement (as that term is defined in the Stock Plan), death or Disability (as that term is defined in the Stock Plan) of the recipient of the grant.  Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a change in control.

(2)  The exercise price is equal to the closing price of the Class A Common Stock (into which, subject to certain requirements, shares of Class 1 Common Stock are convertible on a one-for-one basis) on the New York Stock Exchange on April 5, 2011.

Restricted Stock Awards

The Committee awarded shares of the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including its Executive Officers, subject to the provisions of Restricted Stock Award Agreements, the form of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.  On April 5, 2011, which was the date of the restricted stock awards, the closing price of the Company’s Class A Common Stock was $20.60 per share.  The following table sets forth information regarding awards to those Executive Officers identified below:

Name	Number of Shares (1)
Robert Sands	56,270
Robert Ryder	16,560
W. Keith Wilson	15,120
Thomas J. Mullin	14,880

______________________________
(1)  Unvested shares under each of the awards are subject to forfeiture upon the occurrence of certain events related to termination of employment.  One-fourth of the awarded shares vest on each of the following dates: May 1, 2012, May 1, 2013, May 1, 2014 and May 1, 2015 provided that the recipient of the award remains employed on that date.  The awards can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Plan) of the recipient of the award.  Under the terms of the Stock Plan, awards become fully vested in the event of a change in control.

Performance Share Unit Awards

The Committee awarded performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including its Executive Officers, subject to the provisions of Performance Share Unit Agreements, the form of which is filed herewith as Exhibit 99.3 and incorporated herein by reference.  On April 5, 2011, which was the date of the performance share unit awards, the closing price of the Company’s Class A Common Stock was $20.60 per share.  The following table sets forth information regarding target awards to those Executive Officers identified below:

Name	Target Number of Units (1)
Robert Sands	56,270
Robert Ryder	16,560
W. Keith Wilson	15,120
Thomas J. Mullin	14,880

______________________________
(1)  Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment.  A participant may vest in his right to receive the applicable number of performance share units if he remains in continuous employment until May 1, 2014.  The participant will only vest in his right to receive the performance share units if the Company achieves certain earnings per share results as set forth in the Performance Share Unit Agreement.  Following vesting, any distribution under the award would be settled between May 1, 2014 and May 15, 2014.  Target awards can vest at an earlier date upon the death or Disability (as that term is defined in the Performance Share Unit Agreement) of the recipient of the award or in the event of a change in control.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Form of Terms and Conditions Memorandum with respect to the Company’s Long-Term Stock Incentive Plan.
99.2	Form of Restricted Stock Award Agreement for employees with respect to the Company’s Long-Term Stock Incentive Plan.
99.3	Form of Performance Share Unit Agreement for executives with respect to the Company’s Long-Term Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2011	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)
Form of Terms and Conditions Memorandum with respect to the Company’s Long-Term Stock Incentive Plan (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated April 5, 2010, filed April 9, 2010, and incorporated herein by reference).*

(99.2)	Form of Restricted Stock Award Agreement for employees with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith).*

(99.3)	Form of Performance Share Unit Agreement for executives with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith).*

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

* Designates management contract or compensatory plan or arrangement.